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                                                                 EXHIBIT 10.52.2

                      FIRST AMENDMENT TO GUARANTY AGREEMENT

                               (LANDLORD GUARANTY)

      THIS FIRST AMENDMENT TO GUARANTY AGREEMENT (this "First Amendment") is entered into as of December 4, 2003 by and between SNH ALT LEASED PROPERTIES TRUST, a Maryland real estate investment trust ("Landlord"), and ALTERRA HEALTHCARE CORPORATION, a Delaware corporation ("Alterra").

                              W I T N E S S E T H:

      WHEREAS, pursuant to a Purchase and Sale Agreement, dated as of February 28, 2003 (the "Purchase Agreement"), by and among ALS-Venture II, Inc. and Wynwood of Chapel Hill, LLC (collectively, "Sellers"), and Landlord, Sellers sold to Landlord, and Landlord purchased from Sellers, certain real property, together with related improvements and certain personal property, as more particularly described in the Purchase Agreement; and

      WHEREAS, pursuant to a Lease Agreement, dated as of February 28, 2003 (as amended by First Amendment to Lease Agreement of even date and as further hereafter amended from time to time, the "Lease"), by and between Landlord and AHC Trailside, Inc. ("Tenant"), Landlord leased to Tenant, and Tenant leased from Landlord, certain real property, together with related improvements and certain personal property, as more particularly described in the Lease; and

      WHEREAS, pursuant to a Loan Agreement, dated as of February 28, 2003 (as amended by the Tri-Party Agreement of even date (as hereinafter defined), the "Loan Agreement"), by and between SNH ALT Mortgaged Properties Trust ("Lender") and Pomacy Corporation ("Borrower"), Lender agreed to loan up to the principal amount of SIX MILLION NINE HUNDRED THOUSAND DOLLARS ($6,900,000) (the "Loan") to Borrower and Borrower agreed to borrow up to such principal amount from Lender, as more particularly described in the Loan Agreement; and

      WHEREAS, as a condition precedent to Landlord's entering into the Purchase Agreement and the Lease, Alterra entered into that certain Guaranty Agreement (Landlord Guaranty) for the benefit of Landlord, dated as of February 28, 2003 (as amended from time to time, the "Landlord Guaranty"), pursuant to which Alterra guaranteed (i) all of the payment and performance obligations of Sellers with respect to the Purchase Agreement

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and (ii) all of the payment and performance obligations of Tenant with respect to the Lease; and

      WHEREAS, the Lease Documents (as defined in the Lease) and the Loan Documents (as defined in the Loan Agreement) are cross-defaulted and cross-collateralized; and

      WHEREAS, Landlord, Lender, Tenant, Borrower, Alterra and FIT-ALT SNH Loan LLC ("FIT") have entered into that certain Tri-Party Agreement of even date herewith(the "Tri-Party Agreement"), pursuant to which Lender has agreed to sell the Loan to FIT, and FIT has agreed to purchase the Loan from Lender, all as more particularly described in the Tri-Party Agreement; and

      WHEREAS, in connection with the transactions contemplated by the Tri-Party Agreement, Landlord, Tenant and Alterra have agreed to amend the Lease Documents to remove all provisions related to the Borrower, the Loan Agreement and the Loan Documents, including, without limitation, the provisions which cross-default and cross-collateralize the Lease Documents with the Loan Documents;

      NOW, THEREFORE, in consideration of the foregoing and for other consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, Landlord and Alterra hereby agree as follows:

      1. Section 12 of the Landlord Guaranty ("Defeasance") is herby amended by deleting the phrase "(ii) the Borrower shall have paid and performed each and every obligation of the Borrower under the Loan Documents on the terms set forth therein" and inserting the phrase "(ii) [INTENTIONALLY DELETED]" in its place.

      2. Except as otherwise expressly stated herein or in any other December 2003 Document (as such term is defined in the First Amendment to Lease Agreement of even date herewith, between Landlord and Tenant), nothing in this First Amendment shall affect, modify, release, limit or otherwise impair any rights or obligations of any of the parties hereto under the Lease or the Lease Documents (as defined in the Lease).

                            [SIGNATURE PAGE FOLLOWS.]

                                     - 2 -
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      IN WITNESS WHEREOF, the parties hereto have executed this First Amendment under seal as of the date first written above.

                                         LANDLORD:

                                         SNH ALT LEASED PROPERTIES TRUST,
                                         a Maryland real estate investment trust

                                         By: /s/ John R. Headley
                                             -----------------------------------
                                         Name: John R. Headley
                                               ---------------------------------
                                         Title: Treasurer
                                                --------------------------------

                                         ALTERRA:

                                         ALTERRA HEALTHCARE CORPORATION,
                                         a Delaware corporation

                                         By: /s/ Mark W. Ohlendorf
                                             -----------------------------------
                                         Name: /s/ Mark W. Ohlendorf
                                               ---------------------------------
                                         Title: President
                                                --------------------------------